                                                                      Exhibit 24

                               POWER OF ATTORNEY

     The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) and with full power of substitution, to sign on his behalf and in his name as such Director and/or Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) of the Corporation under the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act with respect to offers to exchange for a like amount of unregistered securities
(i) $125,000,000 aggregate Liquidation Amount of 7 5/8% Capital Securities of MMI Capital Trust I, (ii) $128,866,000 principal amount of the Corporation's
7 5/8% Junior Subordinated Deferrable Interest Debentures due December 15, 2027, and (iii) the Corporation's Guarantee of certain payments on the 7 5/8% Capital Securities, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

Dated January 15, 1998


                                        /s/ George B. Caldwell
                                        ---------------------------------
                                        George B. Caldwell

                               POWER OF ATTORNEY

     The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) and with full power of substitution, to sign on his behalf and in his name as such Director and/or Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) of the Corporation under the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act with respect to offers to exchange for a like amount of unregistered securities
(i) $125,000,000 aggregate Liquidation Amount of 7 5/8% Capital Securities of MMI Capital Trust I, (ii) $128,866,000 principal amount of the Corporation's
7 5/8% Junior Subordinated Deferrable Interest Debentures due December 15, 2027, and (iii) the Corporation's Guarantee of certain payments on the 7 5/8% Capital Securities, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

Dated January 15, 1998


                                        /s/ K. James Ehlen
                                        ---------------------------------
                                            K. James Ehlen, MD

                               POWER OF ATTORNEY

     The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) and with full power of substitution, to sign on his behalf and in his name as such Director and/or Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) of the Corporation under the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act with respect to offers to exchange for a like amount of unregistered securities
(i) $125,000,000 aggregate Liquidation Amount of 7 5/8% Capital Securities of MMI Capital Trust I, (ii) $128,866,000 principal amount of the Corporation's
7 5/8% Junior Subordinated Deferrable Interest Debentures due December 15, 2027, and (iii) the Corporation's Guarantee of certain payments on the 7 5/8% Capital Securities, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

Dated January 15, 1998


                                        /s/ F. Laird Facey
                                        ---------------------------------
                                            F. Laird Facey, MD

                               POWER OF ATTORNEY

     The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) and with full power of substitution, to sign on his behalf and in his name as such Director and/or Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) of the Corporation under the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act with respect to offers to exchange for a like amount of unregistered securities
(i) $125,000,000 aggregate Liquidation Amount of 7 5/8% Capital Securities of MMI Capital Trust I, (ii) $128,866,000 principal amount of the Corporation's
7 5/8% Junior Subordinated Deferrable Interest Debentures due December 15, 2027, and (iii) the Corporation's Guarantee of certain payments on the 7 5/8% Capital Securities, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

Dated January 15, 1998


                                        /s/ Alan C. Guy
                                        ---------------------------------
                                            Alan C. Guy

                               POWER OF ATTORNEY

     The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) and with full power of substitution, to sign on his behalf and in his name as such Director and/or Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) of the Corporation under the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act with respect to offers to exchange for a like amount of unregistered securities
(i) $125,000,000 aggregate Liquidation Amount of 7 5/8% Capital Securities of MMI Capital Trust I, (ii) $128,866,000 principal amount of the Corporation's
7 5/8% Junior Subordinated Deferrable Interest Debentures due December 15, 2027, and (iii) the Corporation's Guarantee of certain payments on the 7 5/8% Capital Securities, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

Dated January 15, 1998


                                        /s/ William M. Kelley
                                        ---------------------------------
                                            William M. Kelley

                               POWER OF ATTORNEY

     The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) and with full power of substitution, to sign on his behalf and in his name as such Director and/or Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) of the Corporation under the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act with respect to offers to exchange for a like amount of unregistered securities
(i) $125,000,000 aggregate Liquidation Amount of 7 5/8% Capital Securities of MMI Capital Trust I, (ii) $128,866,000 principal amount of the Corporation's
7 5/8% Junior Subordinated Deferrable Interest Debentures due December 15, 2027, and (iii) the Corporation's Guarantee of certain payments on the 7 5/8% Capital Securities, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

Dated January 15, 1998


                                        /s/ Andrew D. Kennedy
                                        ---------------------------------
                                            Andrew D. Kennedy

                               POWER OF ATTORNEY

     The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) and with full power of substitution, to sign on his behalf and in his name as such Director and/or Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) of the Corporation under the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act with respect to offers to exchange for a like amount of unregistered securities
(i) $125,000,000 aggregate Liquidation Amount of 7 5/8% Capital Securities of MMI Capital Trust I, (ii) $128,866,000 principal amount of the Corporation's
7 5/8% Junior Subordinated Deferrable Interest Debentures due December 15, 2027, and (iii) the Corporation's Guarantee of certain payments on the 7 5/8% Capital Securities, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

Dated January 15, 1998


                                        /s/ Timothy R. Mc Cormick
                                        ---------------------------------
                                            Timothy R. Mc Cormick

                               POWER OF ATTORNEY

     The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) and with full power of substitution, to sign on his behalf and in his name as such Director and/or Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) of the Corporation under the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act with respect to offers to exchange for a like amount of unregistered securities
(i) $125,000,000 aggregate Liquidation Amount of 7 5/8% Capital Securities of MMI Capital Trust I, (ii) $128,866,000 principal amount of the Corporation's
7 5/8% Junior Subordinated Deferrable Interest Debentures due December 15, 2027, and (iii) the Corporation's Guarantee of certain payments on the 7 5/8% Capital Securities, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

Dated January 15, 1998


                                        /s/ Gerald L. McManis
                                        ---------------------------------
                                            Gerald L. McManis

                               POWER OF ATTORNEY

     The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) and with full power of substitution, to sign on his behalf and in his name as such Director and/or Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) of the Corporation under the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act with respect to offers to exchange for a like amount of unregistered securities
(i) $125,000,000 aggregate Liquidation Amount of 7 5/8% Capital Securities of MMI Capital Trust I, (ii) $128,866,000 principal amount of the Corporation's
7 5/8% Junior Subordinated Deferrable Interest Debentures due December 15, 2027, and (iii) the Corporation's Guarantee of certain payments on the 7 5/8% Capital Securities, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

Dated January 15, 1998


                                        /s/ Scott S. Parker
                                        ---------------------------------
                                            Scott S. Parker

                               POWER OF ATTORNEY

     The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) and with full power of substitution, to sign on his behalf and in his name as such Director and/or Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) of the Corporation under the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act with respect to offers to exchange for a like amount of unregistered securities
(i) $125,000,000 aggregate Liquidation Amount of 7 5/8% Capital Securities of MMI Capital Trust I, (ii) $128,866,000 principal amount of the Corporation's
7 5/8% Junior Subordinated Deferrable Interest Debentures due December 15, 2027, and (iii) the Corporation's Guarantee of certain payments on the 7 5/8% Capital Securities, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

Dated January 15, 1998


                                        /s/ Edward C. Peddie
                                        ---------------------------------
                                            Edward C. Peddie

                                                                      Exhibit 24

                               POWER OF ATTORNEY

     The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) and with full power of substitution, to sign on his behalf and in his name as such Director and/or Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) of the Corporation under the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act with respect to offers to exchange for a like amount of unregistered securities
(i) $125,000,000 aggregate Liquidation Amount of 7 5/8% Capital Securities of MMI Capital Trust I, (ii) $128,866,000 principal amount of the Corporation's
7 5/8% Junior Subordinated Deferrable Interest Debentures due December 15, 2027, and (iii) the Corporation's Guarantee of certain payments on the 7 5/8% Capital Securities, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

Dated January 15, 1998


                                        /s/ Joseph D. Sargent
                                        ---------------------------------
                                            Joseph D. Sargent